SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 29, 1999
                        ----------------------------



                      NORTH FORK BANCORPORATION, INC.
          -------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                     1-10458                  36-3154608
--------------------------   -------------------------    --------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


               275 BROAD HOLLOW ROAD MELVILLE, NEW YORK    11747
       -------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)   (516) 844-1004
                                                    --------------------------


Item 5.     Other Events

      On August 16, 1999, North Fork Bancorporation, Inc. ("North Fork") and JSB Financial, Inc. ("JSB") entered into an Agreement and Plan of Merger (as amended and restated, the "JSB Merger Agreement") providing for the merger of JSB with and into North Fork (the "JSB Merger"). At September 30, 1999, JSB had $1.6 billion in total assets, $1.1 billion in deposits, $374 million in stockholders' equity and served customers from 13 retail banking facilities in Suffolk and Nassau counties on Long Island, New York, as well as in the New York City boroughs of Manhattan and Queens. Consummation of the JSB Merger is subject to certain conditions, including, but not limited to, approval of the JSB Merger Agreement by the holders of a majority of the outstanding shares of JSB common stock and the holders of a majority of the outstanding shares of North Fork common stock and the receipt of all required regulatory approvals. North Fork intends to account for the JSB Merger using the "pooling-of-interests" method of accounting. North Fork expects to complete the JSB Merger in the first quarter of 2000. The JSB Merger Agreement is included herein as Exhibit 2.2.

      On August 30, 1999, North Fork and Reliance Bancorp, Inc. ("Reliance") entered into an Agreement and Plan of Merger (as amended and restated, the "Reliance Merger Agreement") providing for the merger of Reliance with and into North Fork (the "Reliance Merger"). At September 30, 1999, Reliance had $2.5 billion in total assets, $1.6 billion in deposits, $171.7 million in stockholders' equity and served customers from 29 retail banking facilities throughout Suffolk and Nassau counties on Long Island, New York, as well as in the New York City boroughs of Manhattan and Queens. Consummation of the Reliance Merger is subject to certain conditions, including, but not limited to, approval of the Reliance Merger Agreement by the holders of a majority of the outstanding shares of Reliance common stock and the receipt of all required regulatory approvals. North Fork intends to account for the Reliance Merger using the purchase method of accounting. North Fork expects to complete the Reliance Merger in the first quarter of 2000. The Reliance Merger Agreement is included herein as
Exhibit 2.1.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

            2.1 Amended and Restated Agreement and Plan of Merger, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc., and Reliance Bancorp, Inc.

            2.2 Amended and Restated Agreement and Plan of Merger, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc., and JSB Financial, Inc.

            23.1        Consent of Independent Accountants of Reliance
                        Bancorp, Inc.

            23.2        Consent of Independent Accountants of Reliance
                        Bancorp, Inc.

            23.3        Consent of Independent Accountants of JSB Financial,
                        Inc.

            99.1 Unaudited Financial Statements of Reliance Bancorp, Inc. as of September 30, 1999.

            99.2 Report of Independent Auditors of Reliance Bancorp, Inc. as of June 30, 1999, Report of Independent Auditors of Reliance Bancorp, Inc. as of June 30, 1998, and Financial Statements of Reliance Bancorp, Inc. as of June 30, 1999.

            99.3        Unaudited Financial Statements of JSB Financial, Inc.
                        as of September 30, 1999.

            99.4        Report of Independent Auditors of JSB Financial, Inc.
                        as of December 31, 1998 and Financial Statements of JSB Financial, Inc. as of December 31, 1998.


                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTH FORK
                                             BANCORPORATION, INC.


                                          By: /s/ Daniel M. Healy
                                             ---------------------------------
                                             Name:  Daniel M. Healy
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

Date: December 29, 1999



                               EXHIBIT INDEX



Exhibit
Number                  Description
--------                ------------

2.1 Amended and Restated Agreement and Plan of Merger, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc., and Reliance Bancorp, Inc.

2.2 Amended and Restated Agreement and Plan of Merger, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc., and JSB Financial, Inc.

23.1                    Consent of Independent Accountants of Reliance
                        Bancorp, Inc.

23.2                    Consent of Independent Accountants of Reliance
                        Bancorp, Inc.

23.3                    Consent of Independent Accountants of JSB Financial,
                        Inc.

99.1 Unaudited Financial Statements of Reliance Bancorp, Inc. as of September 30, 1999.

99.2 Report of Independent Auditors of Reliance Bancorp, Inc. as of June 30, 1999, Report of Independent Auditors of Reliance Bancorp, Inc. as of June 30, 1998, and Financial Statements of Reliance Bancorp, Inc. as of June 30, 1999.

99.3                    Unaudited Financial Statements of JSB Financial, Inc.
                        as of September 30, 1999.

99.4                    Report of Independent Auditors of JSB Financial, Inc.
                        as of December 31, 1998 and Financial Statements of JSB Financial, Inc. as of December 31, 1998.